UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 30, 2006

Medis Technologies Ltd.
(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation)	0-30391 (Commission File No.)	13-3669062 (IRS Employer Identification No.)

805 Third Avenue
New York, New York 10022
(Address of principal executive offices)

Registrant’s telephone number:   (212) 935-8484

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On October 30, 2006, we issued a press release in which we and Quasar Business Solutions Inc, a provider of software solutions for the enterprise market, announced a worldwide distribution and ecommerce partnership to market and sell our 24/7 Fuel Cell Power Pack to the Business to Business (B2B), Business to Consumer (B2C) and directly to the Enterprise Market and that Quasar Business Solutions Inc has placed an initial order with us for 1,000,000 units of our 24/7 Power Packs as a blanket purchase order to be drawn down over a 1 year period. A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired - None

(b) Pro Forma Financial Information - None

(c) Shell Company Transactions - None

(d) Exhibits:

Exhibit No.	Description

99.1	Press release issued on October 30, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIS TECHNOLOGIES LTD.

Dated: October 30, 2006	By:	/s/ Howard Weingrow
Name: Howard Weingrow
Title: Deputy Chairman and Chief Operating Officer